Exhibit 10.16


                              AMENDED AND RESTATED
                           PATENT ASSIGNMENT AGREEMENT


     This Amended and Restated Patent Assignment Agreement is made as of September 30, 2003, but effective as of July 7, 1998 (the "Effective Date") between STANLEY ABRAMS ("Stan"), and BRETT ABRAMS ("Brett"), each of whose principal address is 4871 North Mesa Drive, Castle Rock, Colorado 80104 and NATHANIEL ENERGY CORPORATION, a Delaware corporation (the "Company"), with its principal offices at 8001 South Interport Boulevard, Englewood, Colorado 80112. Stan and Brett are collectively referred to as "Abrams".

     WHEREAS, Stan, Brett and the Company entered into an Agreement dated July 7, 1998 pursuant to which Abrams assigned to the Company certain patents relating to the thermal combustor.

     WHEREAS, Stan, Brett and the Company desire to amend and restate the agreement effective as of the Effective Date upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the respective agreements and covenants of the parties set forth herein and for good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignment of Patents.

     (a) Abrams hereby grants, assigns and conveys to the Company all of Abrams's rights, title and interests in and to all types of exclusionary or protective rights granted (or applications therefor) for inventions (including, without limitation, letters patent, utility models, inventor's certificates and the like), and all reissues and extensions thereof and all renewals, divisions, continuations and continuations-in-part thereof, recognized under federal law and all comparable rights recognized in foreign jurisdictions or conventions or by treaty, including, without limitation, all such rights listed on Schedule A attached hereto relating to the thermal combuster (collectively, the "Patents"). Schedule A indicates in each case whether the applicable Patent is issued or the subject of a pending application in the U.S. Patent & Trademark Office and any foreign jurisdictions.

     (b) Abrams agrees to take all necessary steps to effectuate the assignment of Patents in the U.S. Patent & Trademark Office and any foreign jurisdictions.



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     2. Reassignment of Patents. In the event (a) neither Stan nor Brett are employed by the Company as a senior executive and a director, except as a result of termination for cause, voluntary resignation, death or legal incompetence, or
(b) the Company ceases business operations or (c) an order of relief under the federal bankruptcy laws is entered against the Company, then, in any such event, Stan may, and in the event Stan is deceased or legally incompetent, Brett may, demand in writing, that the Company immediately reassign the Patents to both or one of the Abramses, as directed by the Abrams making such demand, and the Company agrees to take all necessary steps to effectuate the reassignment of the Patents in the U.S. Patent & Trademark Office and any foreign jurisdictions.

     3. Stan and Brett Representations and Warranties. Stan and Brett, jointly and severally, hereby represent and warrant to the Company as follows, and acknowledge that the Company is relying on such representations and warranties in entering into and performing its agreements hereunder.

     (a) He has full power to execute and deliver this Agreement and to perform his duties and responsibilities contemplated hereby.

     (b) Neither the execution of this Agreement nor performance hereunder will
(i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which he is a party, or by which he may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to him.

     (c) As of the Effective Date, Abrams is the sole, true and lawful of the Patents, free and clear of any lien, security agreement or other encumberance of any kind.

     4. Company Representations and Warranties. The Company hereby represents and warrants to Abrams as follows, and acknowledges that Abrams is relying on such representations and warranties in entering into and performing its agreements hereunder.

     (a) It is a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation and it has qualified to do business as a foreign corporation in the jurisdictions, if any, outside of such state, in which it does business and is required to so qualify.

     (b) It has full corporate power and authority to execute and deliver this Agreement and to perform the duties and responsibilities contemplated hereby.

     (c) The execution, delivery and performance of this Agreement has been duly authorized by its Board of Directors, as required, and no other approval are necessary.

     (d) Neither the execution of this Agreement nor performance hereunder will
(i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of its Certificate of Incorporation or By-laws or any contract, agreement or other instrument or obligation to which it is a party, or by which it may be bound, or
(ii) violate any order, judgment, writ, injunction or decree applicable to it.


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     5. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

     6. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier to the parties at their respective addresses set forth above or at such other address as any party may specify by notice given to the other party in accordance with this Section 6.

     7. Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of Colorado, excluding choice of law principles thereof. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

     8. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, and further provided hereunder that with respect to Abrams, this Agreement shall only inure to the benefit of Stan and Brett.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     10. Facsimile Signatures. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.


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         11. Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.



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


     IN WITNESS WHEREOF, the parties have executed, or have caused this Agreement to be duly executed as of the date first above written.

                                   NATHANIEL ENERGY CORPORATION

                                   By: /s/  George A. Cretecos
                                       -----------------------------------------
                                          (Signature)

                                       George A. Cretecos
                                       -----------------------------------------
                                          (Name and Title)

                                       /s/  Stanley Abrams
                                       -----------------------------------------
                                       STANLEY ABRAMS

                                       /s/  Brett Abrams
                                       -----------------------------------------
                                       BRETT ABRAMS



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